                                                                    Exhibit 10.6

                                     DEM-MET

                                   GROUP TRUST

                           FOR EMPLOYEE BENEFIT PLANS

            AGREEMENT AND DECLARATION OF TRUST ("Declaration of Trust") dated as of November 1, 1996, by and between CHAPMAN CAPITAL MANAGEMENT, INC., a corporation duly organized under the laws of the District of Columbia (the "Investment Manager"), and BANKERS TRUST COMPANY, a New York banking corporation (the "Trustee"), to establish the DEM-MET Group Trust for Employee Benefit Plans (the "Trust").

                              W I T N E S S E T H:

            WHEREAS, the Investment Manager desires to establish the Trust in order to enable qualified employee benefit plans that wish to participate in the Trust to commingle assets for investment purposes and the Trustee has agreed to act as trustee hereunder;

            NOW, THEREFORE, the Investment Manager and the Trustee hereby agree, and the Trustee declares, that the Trustee will hold, administer and deal with all money and property received or purchased by it hereunder, IN TRUST, upon the following terms and conditions:

                                    ARTICLE I

                                   DEFINITIONS

            1.1. Certain Definitions. Wherever used in this Declaration of Trust, unless the context otherwise clearly requires, the masculine gender shall include both sexes, the singular shall include the plural, the plural shall include the singular, and the following words shall have the meanings set forth below:

            "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended from time to time, and the rules and regulations issued thereunder.

            "Business Day" shall mean a day on which the Trustee is open for business.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations issued thereunder.

            "Fiscal Year" shall mean the fiscal year of the Trust as established from time to time by the Trustee, at the direction of the Investment Manager.

            "Participating Plan" shall mean a Qualified Plan which has made a deposit in the Trust and has a beneficial interest therein.

            "Plan Sponsor" shall mean the employer (as defined in Section 3(5) of ERISA), named fiduciary (as defined in

Section 402(a) (2) of ERISA) or governmental unit which controls the investment of the assets of a Participating Plan.

            "Qualified Plan" shall mean a pension or profit sharing plan: (i) which has a trust that is exempt from federal income taxation under Section 501(a) of the Code and qualified within the meaning of Section 401(a) of the Code; (ii) which incorporates by reference this Declaration of Trust and adopts the Trust as part of such plan; (iii) which has total assets in excess of $5,000,000; and (iv) the Plan Sponsor with respect to which has entered into an Adoption Agreement in the form attached as Exhibit A hereto. The term "Qualified Plan" shall also include moneys of any plan or governmental unit described in Sections 401(a) (24) and 818(a) (6) of the Code that satisfies conditions (ii) through (iv) of this paragraph as applied to such plan or governmental unit.

            1.2. Other Terms. The following terms are defined in the Sections indicated:



            "Claims"                                                         9.1
            "Collective Trust"                                               3.4
            "General Declaration of Trust"                                   3.4
            "Description"                                                    3.1
            "Foreign Entity"                                                 4.4
            "Fund"                                                           3.1
            "Valuation Date"                                                 5.2
            "Units"                                                          5.1


                                   ARTICLE II

                              PURPOSE AND POLICIES

            2.1. Purpose. The Trust is intended to constitute a qualified trust under Section 401(a) of the Code. Assets comprising the Trust shall be managed for the exclusive purpose of providing benefits to employees and their beneficiaries entitled to benefits under the Participating Plans and defraying the reasonable expenses of administering the Participating Plans.

            2.2. No Individual Ownership. The assets of the Trust shall be owned exclusively by the Trustee and no Plan Sponsor or the participants or beneficiaries of any Participating Plan shall be deemed to have any ownership in any particular asset or investment of the Trust.

            2.3. Non-Diversion of Assets. No part of the principal or income of the Trust which equitably belongs to any Participating Plan shall be used for or diverted to any purposes other than for the exclusive benefit of the employees or their beneficiaries who are entitled to benefits under such Participating Plan.

            2.4. No Assignment. Except as otherwise required by law, the beneficial interest of a Participating Plan in the Trust shall not be assignable nor subject to attachment or receivership, nor shall it pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of any Participating Plan. The Investment Manager shall not be permitted to assign any of its rights or obligations under this Declaration of Trust.

            2.5. Domestic Trust. The Trust shall at all times be maintained as a domestic trust in the United States.

                                   ARTICLE III

                             ESTABLISHMENT OF FUNDS

            3.1. Establishment of Funds. The Trust shall initially consist of one or more separate investment funds (collectively, the "Funds," and individually, a "Fund") as may have been established by the Trustee upon the direction of the Investment Manager. At any time and from time to time the Trustee shall, if so directed by the Investment Manager, establish within the Trust one or more additional Funds. The Investment Manager shall adopt and maintain a written description of each Fund (hereinafter referred to as the "Description"). The Description, as amended from time to time by the Investment Manager pursuant to Section 8.1 of this Declaration of Trust, shall set forth the purposes, objectives, characteristics and restrictions of such Fund, its permissible investments and the arrangements for the compensation of the Investment Manager. All Descriptions of Funds whenever established or revised under this Declaration of Trust are incorporated by reference in and made a part of this Declaration of Trust. The Investment Manager shall not direct the Trustee to transfer the assets of any Participating Plan to any Fund unless and until the

Investment Manager has provided a copy of the Description relating to such Fund to the Trustee and the Plan Sponsor of such Participating Plan. No amendment to any Description shall become effective until the day following a valuation Date which is not less than sixty (60) days after a copy of such revision shall have been furnished to the Trustee and the Plan Sponsor of each Participating Plan. The determination by the Investment Manager as to whether or not an investment is within the category of investments permissible under the Description for any Fund shall be conclusive.

            3.2. Funds Independent. Each Fund shall be independent of each other Fund and shall be separately managed, administered, valued, invested, reinvested, distributed, accounted for and otherwise dealt with. No Fund shall be answerable for any obligation assumed or liability incurred by any other Fund.

            3.3. Certain Short Term Investments. Notwithstanding the characteristics and restrictions set forth in the Description of any Fund, the Investment Manager may invest all or any portion of the assets of any Fund in government securities, commercial paper, repurchase agreements, bankers acceptances, time deposits, certificates of deposit (including those issued by domestic and foreign banks and their branches) or savings or other deposit accounts (including those issued by the Trustee or any banking affiliate of the Trustee), and other short term debt obligations.

            3.4. Collective Investment Funds. Notwithstanding the provisions governing any Participating Plan, this Declaration of Trust or the Description of any Fund to the contrary, the Trustee may, in its discretion, if authorized by the Investment Manager, transfer any cash balances held in any Fund to the Directed Account Short-Term Investment Fund or any other short-term investment fund established under and forming part of the BT Pyramid Trust (the "Collective Trust") created by Banker Trust Company under a Declaration of Trust effective June 30, 1991, as amended from time to time (the "General Declaration of Trust"). The Trustee is hereby expressly authorized to permit the commingling of any or all of the assets of any Fund, through the medium of the Collective Trust, with the assets of other trusts eligible to participate in the Collective Trust under the terms of the General Declaration of Trust. To the extent of the interest of any Fund in the Collective Trust, the Collective Trust shall constitute part of the Trust and the General Declaration of Trust shall be incorporated herein by this reference. The Trustee may withdraw all or any part of any interest of any Fund in the Collective Trust in accordance with the terms of the General Declaration of Trust. The Trustee shall not be liable for interest on any cash balances in any Fund which it holds uninvested to the extent authorized by the Investment Manager, or to the extent that the Investment Manager has not delivered instructions for the investment thereof. In the absence of direction or authorization from the Investment Manager, the Trustee shall have no power, duty or authority to invest the assets of any Fund.

                                   ARTICLE IV

                                   INVESTMENTS

            4.1. Making of Investments. The Investment Manager shall invest and reinvest the principal and income of each Fund and shall keep the same invested, without distinction between principal and income, in any property and in such proportions as the Investment Manager, in its sole discretion, shall deem appropriate, subject only to the terms and conditions of this Declaration of Trust. Without limiting the generality of the foregoing, the Investment Manager is authorized and empowered from time to time to invest in such common or capital stocks, preferred stocks, bonds, notes, debentures, securities convertible into common or capital stocks, options to purchase or sell securities, mortgages, equipment trust certificates, investment trust certificates, shares of investment companies, certificates of indebtedness, acceptances, bills of exchange, treasury bills, bank savings deposits, commercial paper (including participations in pooled commercial paper accounts), financial futures contracts and forward currency contracts, cash, real and personal property either tangible or intangible or wherever situated, and in such other property, investments and securities of any kind, class or character, whether domestic or foreign. Such investments shall not be restricted to securities or property of the character authorized for investment by trustees under any present or future laws of any state.

            4.2. Transactions. All transactions of any kind with respect to the assets of a Fund and of the Trust, except as otherwise provided in Section 3.4, shall be made on such terms and conditions and with such principals and through such agents as the Investment Manager shall direct and the Trustee shall effect and settle all transactions in accordance with instructions given by the Investment Manager to the Trustee or to such agents of the Trustee as may be appropriate.

            4.3. Income Added to Principal. Any income or distributions earned or received on assets of each Fund shall be added to the principal of such Fund and invested and reinvested as part thereof. Profits or losses of each Fund shall be credited to or charged against such Fund.

            4.4. Foreign Investments. The Investment Manager is authorized to invest the assets of any Fund in any property the indicia of ownership of which is maintained outside the jurisdiction of the District Courts of the United States. To the extent permitted by regulations promulgated by the Secretary of Labor pursuant to Section 404(b) of ERISA, the Trustee may enter into custodian agreements with one or more banks or other entities located outside the United States (a "Foreign Entity").

            4.5. Limitations on Trustee's Duties. Nothing contained in this Declaration of Trust shall be construed to imply directly or indirectly any duty, obligation or responsibility on the part of the Trustee with respect to
(i) the investment or reinvestment of assets of any Fund (other than with respect to investment decisions made by the Trustee pursuant to Section 3.4 of this Declaration of Trust), and the Trustee shall have no duty to review any investment decisions made by the Investment Manager or to otherwise determine that any investments made pursuant to such decisions comply with applicable law, or (ii) the timing or nature of any disposition of any assets in any Fund in connection with the withdrawal of any Participating Plan from such Fund, except, in each case, to comply with the directions with respect thereto delivered to the Trustee by the Investment Manager who shall have the sole responsibility for all decisions with respect to such matters. The Trustee shall incur no liability
(x) for any failure to act with respect to such matters in the absence of instructions from the Investment Manager, (y) for any action taken in reliance upon the decisions, instructions, actions, and directions of the Investment Manager, or (z) for any loss (including any diminution in value) or expense to any Fund, except to the extent caused by negligence, bad faith or willful misconduct on the part of the Trustee in performing the duties expressly undertaken by the Trustee hereunder.

            4.6. Certification by Investment Manager. Any direction of the Investment Manager shall constitute a certification to the Trustee (i) that the transaction will not constitute a prohibited transaction under ERISA or the Code, (ii) that the investment is authorized under the terms of this Declaration of Trust and any other agreement or law affecting the Investment Manager's authority to deal with the Trust, (iii) that any contract, agency, joinder, adoption, participation or partnership agreement, deed, assignment or other document of any kind which the Trustee is required to execute to effectuate the transaction has been reviewed by the Investment Manager and, to the extent it deems advisable and prudent, its counsel, and that such instrument or document is in proper form for execution by the Trustee, and (iv) that all other acts to perfect and protect the rights of the Trust have been taken, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction.

                                    ARTICLE V

                             UNITS OF PARTICIPATION

            5.1. Units. The beneficial interest of each Participating Plan in each Fund shall be represented by units (the "Units"), each one of which shall be of equal value to every other, and the total number of which may be, from time to time, diminished or increased as hereinafter provided. Each Unit of a Fund shall represent an undivided proportionate interest in all assets and liabilities of such Fund and all income, profits, losses and expenses of such Fund shall be allocated equally to all Units of such Fund. The Trustee or its agent shall keep books in which shall be recorded the number of Units standing to the credit of each Participating Plan.

            5.2. Valuation Dates. The last Business Day of each month and the close of business on each other date as may be agreed upon by the Investment Manager and the Trustee shall be a "Valuation Date" for all purposes of this Declaration of Trust.

            5.3. Valuation of Units. The initial value of each Unit shall be $100, with the value of each Unit thereafter carried to at least three decimal places. As of the close of business on each Valuation Date after the inception of a Fund, the Trustee shall determine the then value of each Unit of such Fund by dividing the net value of the assets of such Fund by the number of Units of such Fund allocated to Participating Plans as of such Valuation Date. For purposes of such valuation, the net value of the assets of a Fund shall equal the aggregate value of the assets of such Fund less the aggregate value of liabilities (including accrued expenses) of the Trust allocable to such Fund. The Unit value of each Fund shall be determined as of each Valuation Date before taking into account additions to and withdrawals from such Fund as of such Valuation Date. Each valuation shall be completed within fifteen (15) Business

Days following each Valuation Date. All publicly traded assets of each Fund will be valued by the Trustee by reference to prices on one or more national securities or commodities exchanges or generally accepted pricing services selected by the Trustee and utilized by it on a uniform basis. In the absence of readily ascertainable market values for any assets, the Trustee will value such assets in accordance with generally accepted valuation principles consistently followed and uniformly applied. The reasonable and equitable decision of the Trustee regarding the valuation of the assets of each Fund shall be conclusive and binding upon all persons, natural or legal, having an interest, direct or indirect, in the Trust. An investment purchased and awaiting payment against delivery shall be included for valuation purposes as a security held, and the accounts payable of the Trust and each of its respective Funds shall be adjusted to reflect the net purchase price, which includes brokers' commissions and other expenses incurred in the purchase thereof but not disbursed as of the Valuation Date. Investments sold but not delivered pending receipt of proceeds shall be valued at the net sales price.

            5.4. Change in Units. As of any valuation Date, the Trustee, at the direction of the Investment Manager, may make a uniform change in the number of Units of any Fund, either by creating a larger number of smaller Units or a smaller number of larger Units, in each case having an aggregate current value at that Valuation Date equal to the current value of such Fund at such Valuation Date, provided that the proportionate interest of each Participating Plan in the Fund is not thereby changed.

                                   ARTICLE VI

                            DEPOSITS AND WITHDRAWALS

            6.1. Deposits and Withdrawals on Valuation Date. The Trustee shall accept deposits for each Fund only with the consent of the Investment Manager who shall determine that such deposit is being made by or on behalf of a Qualified Plan. Deposits to and withdrawals from a Fund shall be permitted by the Trustee only as of a Valuation Date, and only upon the authorization or direction of the Investment Manager. Notwithstanding the foregoing, if, with the consent of the Investment Manager, the Trustee receives cash for a deposit into any Fund prior to a Valuation Date for the purpose of making a deposit into any Fund, the Trustee shall, if directed by the Investment Manager, invest such cash in accordance with the provisions of Section 3.4 of this Declaration of Trust in any short-term investment fund established under and forming part of the Collective Trust. All income credited to the Participating Plan from such short-term investment fund shall be taken into account in determining the number of Units to be credited to the account of such Participating Plan pursuant to
Section 6.2 of this Declaration of Trust.

            6.2. Deposits. Deposits into any Fund of the Trust may be made only after prior notice by the Investment

Manager to the Trustee and shall consist only of cash or such other property as the Investment Manager shall, in its sole discretion, deem to be a suitable and permissible investment for such Fund on such Valuation Date. Assets other than money shall be valued by the Trustee in the manner set forth in Section 5.3 as of the Valuation Date of the deposit. The Trustee shall credit to the account of the Participating Plan which makes a deposit that number of Units of a Fund which the deposit will purchase at the then value of the Units.

            6.3. Withdrawals. Withdrawals from any Fund may be made upon at least ten (10) days' advance written notice by the Investment Manager to the Trustee or such lesser period to which the Trustee and the Investment Manager may agree. Any withdrawal shall be as of the Valuation Date on or next succeeding the expiration of the notice period and shall be effected within sixty (60) days following such Valuation Date, or such other time as may be agreed to by the Investment Manager and the Plan Sponsor of the Participating Plan making such withdrawal, provided that such withdrawal may be delayed if the Trustee determines that it cannot reasonably make such distribution on account of any order, directive or legal impediment by an official or agency of any government or any other cause reasonably beyond its control. Upon the withdrawal of Units from any Fund, the Trustee shall distribute to the Participating Plan making such withdrawal an amount equal to the number of

Units withdrawn multiplied by the value of each such Unit as of the Valuation Date. The Trustee shall, at the direction of the Investment Manager, distribute such amount in cash or in property or in a combination of both. Without limiting the right of the Trustee to make any other charges or adjustments, it shall have the right on behalf of a Fund to charge back to and/or collect from each Participating Plan (whether or not any assets of the Participating Plan are then held by the Trustee) that part of the amount withdrawn from such Fund by such Participating Plan which represented a payment of accrued income that was not subsequently collected at the time fixed for its payment. The total number of Units of a Fund shall be reduced as of a Valuation Date by the number of Units withdrawn as of such Valuation Date and the amount due to a Participating Plan upon such withdrawal shall be reflected as a liability of such Fund as of such Valuation Date.

            6.4. Disqualification of Participating Plan. The Investment Manager and the Plan Sponsor of each Participating Plan shall promptly notify the Trustee if such Participating Plan has been, or is likely to be, disqualified under Section 401(a) of the Code. When the Trustee receives notice that a Participating Plan has lost its qualified status or ceased to be exempt from income tax under Section 501(a) of the Code, or if for any reason the Investment Manager determines that a Participating Plan should withdraw from the Trust and so notifies the Trustee, the Units of such Participating Plan shall be withdrawn, in the manner provided in Section 6.3, as of the earliest practicable date, which shall be a Valuation Date.

                                   ARTICLE VII

                   POWERS AND DUTIES OF TRUSTEE: ANNUAL AUDIT

            7.1. Investment Manager's Powers. In furtherance and not in limitation of the powers otherwise specified herein or conferred upon the Investment Manager by law, the Investment Manager shall be vested with the following powers and discretions with respect to the assets of the Trust, and upon the direction of the Investment Manager, the Trustee shall make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to enable the Investment Manager to carry out such powers and discretions:

                  (a) To purchase or otherwise acquire property for the Trust and to sell, exchange, convey, transfer or otherwise dispose of and grant options with respect to any property held in the Trust from time to time, by private contract or at public auction, for cash or on credit, and no person dealing with the Trustee or the Investment Manager shall be bound to see to the application of the money or to inquire into the validity, expediency or propriety of any such sale or other disposition.

                  (b) To vote upon any stocks, bonds, or other securities held by the Trust; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to pay any assessments or charges in connection therewith.

                  (c) To make commitments either alone or in company with others to purchase at any future date any property permitted under Article IV hereof for the account of any Fund.

                  (d) To purchase for the account of any Fund part interests in real property or in mortgages on real property, wherever such real property may be situated, with the right to take title in its name individually or as Trustee or in the name of a nominee, either alone or jointly with the holder or holders of other part interests therein or their nominees.

                  (e) To lease to others for any term without regard to the duration of the Trust any real property or part interest in real property held by it for the account of any Fund.

                  (f) To delegate to a manager or the holder or holders of a majority interest in any real property or mortgage on real property, the management and operation of any part interest in such real property or mortgage held by the Trustee for the account of any Fund, and the authority to sell such real property or mortgage or otherwise carry out the decisions of such manager or holder or holders of such majority interest.

                  (g) To exercise generally any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust, except to the extent that such powers are expressly conferred upon the Trustee by the terms of this Declaration of Trust.

                  (h) To organize and own one or more corporations for the exclusive purpose of holding title to any property of the Trust, collecting income therefrom, and turning over the entire amount thereof, less expenses, to the Trustee.

            7.2. Trustee's Powers. In furtherance and not in limitation of the powers otherwise specified herein, the Trustee shall have the following additional powers, which shall be exercised in the discretion of the Trustee:

                  (a) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

                  (b) To register securities held in any Fund in its own name or in the name of a nominee and to hold any security in bearer form, and to combine certifi-cates representing such securities with certificates of the same issue held by the Trustee in other fiduciary capacities or to deposit or to arrange for the deposit of such securities in any qualified central depository, in federal "book entry" form or in any other depository which is a national bank, or state chartered trust company or, subject to the requirements of Section 4.4 hereof, a Foreign Entity, even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by any other person, but the books and records of the Trustee shall, at all times, show that all such securities are part of such Fund.

                  (c) To employ suitable agents and counsel, domestic or foreign.

                  (d) To settle, compromise or abandon all claims and demands in favor of or against the Trust or any Fund.

                  (e) To do all other acts which in the judgment of the Trustee are reasonably necessary or desirable to carry out the duties expressly conferred upon it by this Declaration of Trust for the proper administration of the Trust even though the power to do such acts is not specifically set forth herein.

            7.3. Audit. As of the close of each Fiscal Year, the Investment Manager shall cause independent certified public accountants to audit the operations of the Funds for such Fiscal Year. The report of each such audit shall be available for inspection during regular business hours by any Plan Sponsor, by the Trustee, or by any removed, resigned or former Plan Sponsor of a Participating Plan. The expenses of each such audit shall be paid from each Fund in such equitable proportion as may be determined by the Investment Manager.

            7.4. Accounts and Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions with respect to each Fund, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person entitled to an accounting from the Trustee pursuant to Section 7.5.

            7.5. Annual Account. Annually, within ninety (90) days after the close of each Fiscal Year, and within ninety (90) days after removal or resignation of the Trustee, the Trustee shall furnish a written account for the preceding Fiscal Year, or for the period from the close of the last Fiscal Year to the date of such removal or resignation, setting forth the operations of the Trust, including with respect to each Fund the receipts and disbursements thereof and the investments or other transactions effected, to the Investment Manager and the Plan Sponsor of each Participating Plan having an interest in such Fund and to any other party to which the Investment Manager has directed the Trustee to deliver an accounting. If objections to specific items in such account are filed with the Trustee within ninety (90) days after the account has been furnished and the Trustee believes such objections to be valid, the Trustee may adjust the account in such manner as it deems equitable under the circumstances. Each person to whom the Trustee furnishes an account shall be notified by the Trustee of any adjustments so made. If (a) all persons to whom such account is furnished approve such account; or (b) no objections to specific items in any account or any adjusted account are filed with the Trustee within ninety (90) days after such account has been furnished; or (c) the Trustee shall give notice of an adjustment of the account and no objections to specific items in such account, as adjusted, are filed with the Trustee within ninety (90) days after notice of such adjustment has been furnished; then, and in any of said events, the account of the Trustee with respect to all matters contained therein (as originally furnished if no adjustment was made, or as adjusted if an adjustment was made), shall be deemed to have been approved with the same effect as though judicially approved by a court of competent jurisdiction in a proceeding in which all persons interested were made parties and were properly represented before such court. The Trustee, nevertheless, shall have the right to have its accounts settled by judicial proceeding if it so elects, in which case the only necessary parties shall be the Trustee and each person to whom the Trustee is required to furnish an account. Any expenses incurred by the Trustee in connection therewith shall be charged to and paid from the Trust as an expense of administration.

            7.6. Compensation and Expenses. The Trustee shall be entitled to charge to and receive compensation for the services it undertakes to provide with respect to the Trust as may be agreed upon by the Investment Manager and the Trustee. Such compensation and reimbursement of all expenses incurred by the Trustee in the performance of its duties, including but not limited to fees for legal services rendered to the Trustee, and all other proper charges and disbursements of the Trustee in connection with the administration of the Trust, shall be paid from each Fund in such equitable proportion as may be determined by the Trustee. Anything in the preceding sentence to the contrary notwithstanding, the Investment Manager shall reimburse the Trustee for any such expenses if for any reason such expenses are not paid out of the Trust. The Trustee's entitlement to payment hereunder shall not be affected by the resignation or removal of the Trustee or by the termination of the Trust. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or in respect of any Fund or the income thereof shall be a charge against such Fund.

            7.7. Legal Actions. The Trustee shall not be required to institute any legal action or to appear or participate in any legal action to protect or preserve the property of the Trust, or its title thereto, unless the Trustee is in possession of assets in the Trust sufficient for the payment of, or shall have first been indemnified to its satisfaction for, all loss, cost and liability related thereto; provided, however, that this provision shall not be construed so as to require anyone to indemnify the Trustee from expenses or liabilities as to any suits or proceedings against the Trustee for its own acts or omissions in violation of applicable laws or for its negligence in performing the duties expressly undertaken by the Trustee hereunder or for its willful misconduct or bad faith in failing to carry out its duties under the Trust.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

            8.1. Amendments. This Declaration of Trust may be amended from time to time by written agreement of the Investment Manager and of the Trustee, except that the Description of any Fund may be amended solely by the Investment Manager. No amendment to this Declaration of Trust or to the Description of any Fund shall become effective until the day following a Valuation Date which is not less than thirty (30) days after a copy of such amendment shall have been furnished to the Plan Sponsor of each Participating Plan; provided, however, that any amendment which is adopted for the purpose of complying with any restriction or requirement imposed, or using any latitude granted, by any applicable statute or regulation (including provisions relating to exemption from federal income taxation), or any amendment thereof, may be declared to take effect as of the effective date of such amendment, including retroactively. In no event shall any amendment either directly or indirectly operate to deprive any Participating Plan of its beneficial interest under the Trust as it is then constituted.

            8.2. Termination. The Trustee, solely at the direction of the Investment Manager, may terminate this Trust or any Fund, as of any Valuation Date, without advance notice, by withdrawal from the Trust or the respective Fund and distribution of the assets of the Trust or the respective Fund in the same manner as provided in Section 6.3.

            8.3. Removal and Resignation of Trustee. The Trustee may be removed by the Investment Manager at any time upon not less than thirty (30) days' notice in writing to the Trustee with the removal taking place as of the monthly Valuation Date in the month following the month in which such notice was received by the Trustee. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Investment Manager. Upon such removal or resignation of the Trustee, the Investment Manager shall appoint a successor Trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder and, upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over to such successor trustee the assets and properties then constituting each of the Funds. If, for any reason, the Investment Manager cannot or does not act promptly to appoint a successor trustee or designate an insurance company in the event of the resignation or removal of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee. Any expenses incurred by the Trustee in connection therewith shall be charged to and paid from the Trust as an expense of administration.

            8.4. Reserve Upon Termination. On termination of the Trust in accordance with Section 8.2, the Trustee may reserve, in connection with any transfer or distribution of assets, an amount adequate to assure it payment of its fees and expenses and to provide for any other liabilities of the Trust or any of its respective Funds properly incurred or to be incurred, and finally shall dispose of any balance of such amount to the same parties and in the same proportions as the rest of the assets were disposed of.

                                   ARTICLE IX
                     UNDERTAKINGS BY THE INVESTMENT MANAGER

            9.1. Indemnification of Trustee. In consideration of the Trustee's agreeing to enter into this Declaration of Trust and serving and continuing to serve as trustee hereunder, subject to Section 9.2 of this Declaration of Trust, the Investment Manager hereby agrees, and by executing an Adoption Agreement in the form attached as Exhibit A hereto the Plan Sponsor of each Participating Plan confirms that this Declaration of Trust has been adopted as part of such Participating Plan and that, upon such adoption, such Plan Sponsor agrees, to hold harmless the Trustee, individually and as Trustee, and the Trustee's directors, officers, and employees, from and against all amounts, including without limitation taxes, expenses (including reasonable counsel fees), liabilities, claims, damages, actions, suits or other charges (collectively, the "Claims"), incurred by or assessed against the Trustee, individually or as Trustee, or its directors, officers, or employees, arising (i) as a direct or indirect result of anything done in good faith, or alleged to have been done, by or on behalf of the Trustee in reliance upon the directions of the Investment Manager or anything omitted to be done in good faith, or alleged to have been omitted, in the absence of such directions, or
(ii) as a direct or indirect result of any act or omission of the Investment Manager or the failure of the Investment Manager, directly or indirectly, to adequately, carefully and diligently discharge its fiduciary responsibilities with respect to the Participating Plans.

            9.2. Limitation on Indemnification. Anything herein to the contrary notwithstanding, the Investment Manager and the Plan Sponsor of each Participating Plan shall have no responsibility to the Trustee under Section

9.1 if (a) the Trustee knowingly participated in or knowingly concealed any act or omission of the Investment Manager giving rise to such Claim knowing that such act or omission constituted a breach of the fiduciary responsibilities of the Investment Manager; or (b) such Claim arose as a direct or indirect result of the failure of the Trustee (i) to perform any of the duties specifically undertaken by it under the provisions of this Declaration of Trust, or (ii) to act in conformity with duly given and authorized directions hereunder.

            9.3. Waiver of Defense. Subject to Section 9.2 of the Declaration of Trust, the Investment Manager hereby waives, and, by adopting this Declaration of Trust, the Plan Sponsor of each Participating Plan waives, and the Investment Manager and such Plan Sponsor shall be forever estopped from asserting as a defense against the Trustee, or any of its directors, officers or employees, in any action to enforce the undertaking set forth in Section 9.1, that any one of them failed to discharge any obligation he, she or it may have, or be deemed to have had, under any statute governing the conduct of fiduciaries in following the directions of the Investment Manager. The Investment Manager and the Plan Sponsor further agree that the undertakings made in this Article IX shall be binding on their successors or assigns and shall survive termination, amendment or restatement of this Declaration of Trust, or the resignation or removal of the Trustee, and that this

Article IX shall be construed as a contract among the Investment Manager, the Plan Sponsor of each of the participating Plans and the Trustee according to the laws of the State of New York in effect from time to time.

            9.4. Definition of Knowledge. While the Trustee will perform certain duties (such as custodial, reporting, recording, valuation and bookkeeping functions) with respect to each Fund, such duties will not involve the exercise of any discretionary authority to manage or control the assets of the Funds (except as provided in Section 3.4 of this Declaration of Trust), and such duties will be the responsibility of officers or other employees of the Trustee who are unfamiliar with and have no responsibility for investment management. Therefore, the Investment Manager hereby agrees and, by adopting this Declaration of Trust, the Plan Sponsor of each participating Plan agrees that, in the event that knowledge on the part of the Trustee shall be a prerequisite to imposing a duty upon or to determining liability of the Trustee under this Declaration of Trust or any statute regulating the conduct of the Trustee with respect to the Funds or relieving the Investment Manager or the Plan Sponsors of their undertakings under this Article IX, the Trustee will not be deemed to have knowledge of, or to have participated in, any act or omission of the Investment Manager involving the investment of assets of the Trust as a result of the receipt and processing of information in the course of performing such duties.

            9.5. Fiduciary Responsibilities. The Investment Manager hereby acknowledges that it is a "fiduciary," as defined in ERISA, with respect to the Trust and each Participating Plan. Investment decisions shall be made by the Investment Manager with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims. The Investment Manager agrees to carry out its responsibilities provided for in this Declaration of Trust and to comply with all applicable provisions of the various agreements pursuant to which it has been or shall be designated to act as investment manager of each of the Participating Plans, as such term is defined in ERISA.

                                    ARTICLE X
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                            OF THE INVESTMENT MANAGER

            10.1. Representations, Warranties and Covenants. The Investment Manager represents and warrants to, and covenants with, the Trustee with respect to this Declaration of Trust:

                  (a) This Declaration of Trust has been duly authorized, executed and delivered by the Investment Manager and constitutes the valid and legally binding obligation of the Investment Manager enforceable against the Investment Manager in accordance with its terms.

                  (b) The establishment of the Trust and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any document or other agreement to which the Investment Manager is a party or by which it, or a substantial portion of its property or assets, is bound or affected or (ii) contravene any law, regulation or judgment applicable to the Investment Manager.

                  (c) The Investment Manager is duly registered as an investment adviser under the Advisers Act and will maintain said registration at all times while it is the Investment Manager under this Declaration of Trust.

                  (d) The Investment Manager shall determine that each prospective participant in the Trust is a Qualified Plan and is authorized to participate in the Trust prior to giving the consent of the Investment Manager to the acceptance of any deposit to be made in the Trust by such prospective participant.

                  (e) Notwithstanding subsection 10.1(c) above, in the event that the Investment Manager shall cease to be registered as an investment adviser under the Advisers Act, it shall give written notice of such fact within ten (10) days to the Trustee and the Plan Sponsors of each of the Participating Plans.

            10.2. Continuing Representations. Each representation and warranty of the Investment Manager set forth in Section 10.1 shall for the term hereof be deemed to be a continuing representation and warranty of the Investment Manager.

            10.3. Bonding. The Investment Manager will comply with any applicable bonding requirements of Section 412 of ERISA and, to the extent necessary to comply with the requirements, will cause its directors, partners, officers and employees to be appropriately bonded.

                                   ARTICLE XI
                               GENERAL PROVISIONS

            11.1. Governing Law. To the extent that state law shall not have been preempted by the provisions of ERISA or any other law of the United States heretofore or hereafter enacted, this Declaration of Trust shall be administered, construed and enforced according to the laws of the State of New York.

            11.2. Entire Agreement. The Trustee's duties and responsibilities to the Investment Manager or any Participating Plan or any person interested therein shall be limited to those specifically set forth in this Declaration of Trust. All persons at any time interested in any Participating Plan shall be bound by the provisions of this Declaration of Trust and, in the event of any conflict between this Declaration of Trust and the provisions of a Participating Plan, the provisions of this Declaration of Trust shall control. No amendment to any Participating Plan or agreement or instrument affecting any Participating Plan or any other document shall enlarge the Trustee's duties or responsibilities hereunder without its prior written consent.

            11.3. Mistake. No mistake made in good faith and in the exercise of due care in connection with the administration of the Trust or any of its respective Funds shall be deemed to be a breach of the Trustee's duties if, promptly after discovery of the mistake, the Trustee takes whatever action may be practicable in the circumstances to remedy the mistake.

            11.4. Reliance on Experts. The Trustee may consult with experts (who may be experts employed by the Investment Manager), including legal counsel, appraisers, pricing services, accountants or actuaries, selected by it with due care with respect to the meaning and construction of this Declaration of Trust or any provision hereof, or concerning its powers and duties hereunder, and shall be protected for any action taken or omitted by it in good faith pursuant to or on the basis of the opinion of any such expert.

            11.5. Successor to the Trustee. Any successor, by merger or otherwise, to substantially all of the trust business of the Trustee shall automatically and without further action become the Trustee hereunder, subject to all the terms and conditions and entitled to all the benefits and immunities hereof.

            11.6. Notices to Trustee. Except as otherwise agreed in writing by the Investment Manager and the Trustee from time to time with respect to certain matters specified in such agreement, all directions, notices, instructions and consents given by the Investment Manager to the Trustee shall be given in any manner which is agreeable to the Investment Manager and the Trustee, and the Trustee shall act in accordance therewith. However, all such directions, notices, instructions and consents shall be either given or confirmed in writing by an authorized representative of the Investment Manager. The Investment Manager shall from time to time certify to the Trustee the name of the person or persons authorized to act on behalf of the Investment Manager in this regard, and shall furnish to the Trustee a specimen of the signature of any such person. Any person so certified shall be deemed to be the authorized representative of the Investment Manager. When any person so certified shall cease to have authority to act on behalf of the Investment Manager, it shall promptly give notice to that effect to the Trustee; until such notice is received by the Trustee, such person shall be deemed to continue to be an authorized representative. The Trustee shall incur no liability under this Declaration or Trust for any failure to act pursuant to any notice, direction of any other communication for the Investment Manager of its authorized representative unless and until it shall have received instructions in form satisfactory to it.

            11.7. Notices to Other Parties. All notices, reports, annual accounts and other communications to the Investment Manager or the Plan Sponsor or any other person shall be deemed to have been duly given if mailed, postage prepaid, or delivered in hand to such person at its address appearing on the records of the Trustee, which address shall be filed with the Trustee at the time of the establishment of each Fund and shall be kept current thereafter by the Investment Manager.

            11.8. No Waiver: Reservation of Rights. The rights, remedies, privileges and immunities expressed hereto are cumulative and are not exclusive, and the Trustee shall be entitled to claim all other rights, remedies, privileges and immunities to which it may be entitled under applicable law.

            11.9. Descriptive Headings. The captions in this Declaration of Trust are solely for convenience of reference and shall not define or limit the provisions hereof.

            IN WITNESS WHEREOF, this instrument has been executed by CHAPMAN CAPITAL MANAGEMENT, INC. and by BANKERS TRUST COMPANY, as trustee, by their duly authorized officers as of the date first hereinabove written.

(Seal)                                  CHAPMAN CAPITAL MANAGEMENT, INC.
ATTEST:


                                        By:   /s/ NATHAN A. CHAPMAN, JR.
--------------------------------           --------------------------------
Title:                                     Title:  President


(Seal)                                  BANKERS TRUST COMPANY
ATTEST:


                                        By:  /s/ TIMOTHY F. KEANEY, M.D.
--------------------------------           --------------------------------
Title:                                     Title:  Managing Director

STATE OF MARYLAND    )
                     ) ss.:
COUNTY OF BALTIMORE  )

      On this 31st day of October 1996, before me came Nathan A. Chapman, Jr., to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________; that he is a President of Chapman Capital
Management, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                          /s/ M. LYNN BALLARD
                                         -----------------------
                                         Notary Public

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

      On this 31st day of October 1996, before me came Timothy F. Keaney, to me known, who, being by me duly sworn, did depose and say that he resides at Hoboken, N.J.; that he is a Managing Director of BANKERS TRUST COMPANY, the banking corporation described in and which executed the foregoing instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said banking corporation; and that he signed his name thereto by like order.

                                         /s/ MARIE B. COLANINNO
                                         -----------------------
                                         Notary Public

                                                                       EXHIBIT A

                               ADOPTION AGREEMENT

                                 FOR THE DEM-MET

                                   FUND OF THE

                                     DEM-MET

                     GROUP TRUST FOR EMPLOYEE BENEFIT PLANS

            AGREEMENT made as of the _________ day of ____________ 199_ by and between ______________ (the "Plan Sponsor"), and Chapman Capital Management, Inc. (the "Investment Manager").

                               W I T N E S S E T H

            WHEREAS, the Plan (the "Plan") is an employee benefit plan which is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") or a plan or governmental unit described in Section 401(a)(24) and 818(a)(6) of the Code (a "Governmental Plan");

            WHEREAS, the Plan Sponsor is the "employer" with respect to the Plan, as defined in Section 3(5) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the "Named Fiduciary" of the Plan, as defined in Section 402(a)(2), or a governmental unit (if the Plan is a Governmental
Plan) and, as such, the Plan Sponsor is vested with the authority to designate trustees and "investment managers," as defined in Section 3(38) of ERISA, with respect to the assets of the Plan;

            WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended;

            WHEREAS, the Plan Sponsor has designated or has determined to designate the Investment Manager as investment manager with respect to certain assets of the Plan and the Investment Manager and the Plan Sponsor have determined that such assets of the Plan can be more efficiently managed if such assets are commingled in a group trust;

            WHEREAS, the Investment Manager has organized the DEM-MET Group Trust for Employee Benefit Plans (the "Trust") as a group trust for the collective investment of commingled assets and the DEM-MET Fund (the "Fund") has been established as a fund of the Trust;

            WHEREAS, the Plan Sponsor has determined that the assets of the Plan are to be invested by the Investment Manager in the Fund; and

            WHEREAS, the Investment Manager and the Plan Sponsor desire that Bankers Trust Company (the "Trustee") act as trustee with respect to the assets of the Plan to be invested in the Fund and the Trustee has agreed to so act pursuant to the Agreement and Declaration of Trust dated as of June __, 1996 (the "Declaration of Trust") between the Investment Manager and the Trustee;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Investment

Manager and the Plan Sponsor hereby covenant and agree as follows:

            1. Designation of Investment Manager. The Plan Sponsor hereby designates the Investment Manager as "Investment Manager," as defined under
Section 3(38) of ERISA, to manage, acquire and dispose of the assets of the Plan which are invested from time to time in the Trust and to do and perform all such other acts and things with respect to the Plan as may be required of it under the Declaration of Trust.

            2. Designation of Trustee. The Plan Sponsor hereby designates the Trustee as a trustee of the Plan with respect to the interest of the Plan in assets of the Trust or of any collective investment fund established under and forming part of the BT Pyramid Trust (the "Collective Trust") created by the Trustee under a Declaration of Trust effective June 30, 1991, as amended from time to time (the "General Declaration of Trust").

            3. Adoption of Trusts. By execution of this Adoption Agreement, the Plan Sponsor hereby adopts for and as part of the Plan the Trust and the Collective Trust and agrees to be bound by the provisions of the Declaration of Trust and the General Declaration of Trust.

            4. Acceptance by Investment Manager. The Investment Manger hereby acknowledges and accepts its appointment as investment manager as provided in Paragraph 1 hereof, agrees to act as investment manager as provided in the Declaration of Trust and this Adoption Agreement, and acknowledges that it is a "fiduciary" as that term is defined in Section 3(21) of ERISA, with respect to the Plan.

            5. Investment Management Services. The Investment Manager hereby acknowledges that it will render investment management services with respect to the assets of the Plan invested in the Trust in conformance with the objectives, policies and guidelines set forth in the description of the Fund (the "Fund Description"), which has been incorporated by reference into the Declaration of Trust pursuant to section 3.1 of the Declaration of Trust.

            6. Brokerage. The Investment Manager hereby acknowledges that, in issuing to brokers or dealers instructions to purchase, sell or otherwise trade in or deal with any security for the account of the Trust, the Investment Manager shall use all reasonable efforts to obtain for the Trust the most favorable price and execution available. However, the Investment Manager may, to the extent authorized by law (including without limitation section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and section 406(b)(3) of ERISA), cause the Trust to pay a broker or dealer who provides brokerage and research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of such additional services rendered by the broker or dealer.

            7. Representations and Warranties of the Plan Sponsor. The Plan Sponsor represents and warrants for the benefit of the Investment Manager, the Trust and the Trustee, as follows:

                  (a) The Plan Sponsor is the "employer" with respect to the Plan, as defined in Section 3(5) of ERISA, the "named fiduciary" of the Plan, as defined in Section 402(a)(2) of ERISA, or the governmental unit if the Plan is a Governmental Plan.

                  (b) The Plan is a pension or profit-sharing plan which is qualified under Section 401(a) of the Code or a Governmental Plan and the trust established thereunder (the "Separate Trust") is exempt from taxation under Section 501(a) of the Code.

                  (c) The Separate Trust has total assets in excess of $5,000,000 and no more than 10% of the assets of the Separate Trust as of the date hereof will be invested in the Trust.

                  (d) The Plan Sponsor has full power and authority under the provisions of the applicable instruments or legislation governing the Plan to execute, deliver and perform this Adoption Agreement on behalf of itself and the Plan, and the Adoption Agreement constitutes the valid and binding undertaking of the Plan Sponsor and the Plan in accordance with its terms.

                  (e) Under the provisions of the applicable instruments or legislation governing the Plan, the assets of the Plan may be commingled for investment purposes with the assets of other loans through the medium of the Trust or the Collective Trust, and the provisions of the Declaration of Trust and of the General Declaration of Trust are, to the extent of the participation of the Plan in the trusts thereunder, a part of the Plan.

                  (f) The Plan Sponsor, together with any advisors the Plan Sponsor may have employed (collectively, the "Investor"), has received and reviewed the Confidential Offering Brochure dated ___________ relating to the Fund (the "Brochure"), any documents referenced therein and any other information such investor deems relevant to its decision to invest assets of the Separate Trust in the Fund, and the Investor possesses such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Fund. The Plan Sponsor acknowledges that it has reviewed the portions of the Brochure regarding use of an affiliate of the Investment Manager to perform brokerage transactions and investment of the Fund in mutual funds managed by the Investment Manager or sub-advisor and specifically authorizes such practices in accordance with the restrictions therein described.

                  (g) The Investor has had an opportunity to (1) ask questions of and receive answers from representatives of the Investment Manager concerning the terms and conditions of this investment and the proposed operations of the Fund and the risks thereof and (2) obtain information necessary to verify the accuracy of the information provided to the Investor as specified above.

                  (h) Any interests in the Trust acquired at any time by the Separate Trust will be acquired solely for investment purposes and not with a view to distribution, and the Plan Sponsor is aware that such interests are not transferable.

                  (i) The Plan Sponsor shall notify the Investment Manager and the Trustee before or immediately upon the occurrence of any event which causes a change in the representations and warranties hereunder or which:
      (1) makes participation of the Plan in the Trust or the Collective Trust unlawful; (2) would jeopardize the tax qualification of the Plan, the Separate Trust, the Trust or the Collective Trust; or (3) would operate to limit or terminate the authority of the Plan Sponsor or Investment Manager with respect to the Trust or the Collective Trust.

            8. Binding Agreement. The Plan Sponsor and the Investment Manager agree to be bound by the terms of the Declaration of Trust insofar as those terms pertain to the participation of the Plan and the Separate Trust in the Trust, including, without limitation, the provisions regarding indemnification of the Trustee as set forth in Article IX of the Declaration of Trust, which provisions are hereby expressly adopted by the Plan Sponsor in order to induce the Trustee to act as trustee thereunder, to accept the participation of the Plan in the Trust pursuant to this Adoption Agreement and to accept the designation of the Trustee as a trustee of the Plan as set forth in Paragraph 2 hereof.

            9. Authorization of Manager with Respect to Collective Trusts. The Investment Manager is hereby authorized in its discretion to direct the Trustee to transfer any assets of the Plan held in the Trust to any collective investment fund of the Collective Trust or to withdraw all or any part of the interest of the Plan from any such fund; provided, however, that the time, frequency and manner of any such transfers or withdrawals shall be subject to the provisions of the General Declaration of Trust.

            10. Receipt of Documents. The Plan Sponsor acknowledges receipt of
(a) a current version of Part II of the Investment Manager's Form ADV as filed with the United States Securities and Exchange Commission and (h) a copy of the Declaration of Trust, including a copy of the Description (as defined in Section 3.1 of the Declaration of Trust) relating to the Fund.

            11. Concerning the Trustee. The Trustee, pursuant to the terms of the Agreement of Trust, will be responsible for the custody and valuation of the assets of the Fund and will invest such assets in accordance with the directions of the Investment Manager. The Trustee shall not be subject to any liability to the Plan Sponsor, the Separate Trust, the Plan, or to any other person, firm or organization (including beneficiaries of the Plan) for any investment made at the direction of the Investment Manager or for any loss or diminution of assets of the Fund resulting from any action taken or omitted by the investment Manager or by the Trustee at the direction of the Investment Manager. The Trustee has not participated in the sponsorship of the Fund or the formulation of the investment policies to be followed with respect to the Fund by the Investment Manager. Except as otherwise expressly provided in the Declaration of Trust, the investment management of the assets of the Fund is the exclusive responsibility of the Investment Manager. Furthermore, the Trustee has no duty, obligation or intention to review the investment of assets of the Fund, to advise the Investment Manager or to question directions given to it by the Investment Manager.

            12. Assignment. This Adoption Agreement may not be assigned by the Investment Manager.

            13. Term. The term of this Adoption Agreement shall run from the date hereof until the date the Separate Trust ceases to be a Participating Plan, as defined in the Declaration of Trust.

            14. Fee for Services. The Investment Manager will receive from the Plan a fee for services performed in accordance with the fee schedule set forth in the Fund Description.

            15. Independent Decision. The Plan Sponsor did not rely upon the advice of, nor receive any compensation from, the Investment Manager or its affiliates, in connection with the investment of the Plan in the Trust.

            IN WITNESS WHEREOF, the parties have executed this Adoption Agreement as of the date and year first above written.


                                           CHAPMAN CAPITAL MANAGEMENT, INC.


                                           By:
                                               -----------------------------


                                           [PLAN SPONSOR]


                                           By:
                                               -----------------------------

STATE OF    )
            ) ss.:
COUNTY OF   )

      On this __ day of _____________, 19__, before me personally came __________________, on behalf of ___________________, to me known, who being duly sworn, did depose and say that he/she is the duly authorized Plan Sponsor, as referenced in the above Adoption Agreement and that the foregoing has been executed by the Plan Sponsor as its free act and deed.


                                                 -------------------------
                                                 Notary Public


                                                 Expires:
                                                          ----------------